Federated Hermes Government Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
SELECT SHARES (TICKER GRTXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2024
Effective July 1, 2025, the Board of Trustees of Federated Hermes Government Obligations Fund approved the activation of an additional 0.01% shareholder services fee, in addition to the current 0.02% shareholder service fee payment. Accordingly, please make the following changes to the summary prospectus, effective July 1, 2025.
Under the section entitled “Risk/Return Summary: “Fees and Expenses,” please delete and replace the “Fee Table” and “Example” in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Select Shares (SEL) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
SEL
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
SEL
Management Fee[1]	0.15%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.12%[2]
Total Annual Fund Operating Expenses[1]	0.27%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.18%

1
 The Management Fee and Other Expenses have been restated to reflect current fees due to a reduction in the stated gross Management Fee for the Fund effective October 1, 2023 and an increase in certain service fees on the SEL class effective July 1, 2025, respectively.
2
 The Fund may incur and pay certain service fees (shareholder services/account administration fees) on its
SEL class of up to a maximum amount of 0.25%. However, the SEL class of the Fund will not incur and pay such Fees in excess of 0.03% until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective July 1, 2025, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s SEL class (after the voluntary waivers and/or reimbursements) will not exceed 0.18% (the “Fee Limit”), up to but not including the later of (the
“Termination Date”): (a) July 1, 2026; or (b) the date of the Fund’s next effective Prospectus. While the
Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the
Termination Date with the approval of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$28
3 Years	$87
5 Years	$152
10 Years	$343
June 25, 2025

Federated Hermes Government Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457036 (6/25)
© 2025 Federated Hermes, Inc.